Property	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Property

The total cost of property and accumulated depreciation is as follows as of December 31:

	2011	2010
Land	$ 1,512,000	$ 1,512,000
Buildings and improvements	7,619,941	7,595,710
Rental trucks	161,181	161,181
Total	9,293,122	9,268,891
Less accumulated depreciation	(7,715,560)	(7,695,388)
Property – net	$1,577,562	$1,573,503

In November 2011, the Partnership received a notice of intent for acquisition of the Partnership’s property in Arvada, CO. If, in fact, the property is sold, the proceeds of the sale would be distributed to limited partners. Neither the timing, nor the certainty of a sale or subsequent distribution of proceeds can be determined at this early stage.